Exhibit 10.2

LIMITED CONSENT AND WAIVER

This LIMITED CONSENT AND WAIVER (this “Consent”) dated as of May 24, 2011 is entered into by and among THE DAYTON POWER AND LIGHT COMPANY, an Ohio corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), and each of the Lenders.  Each capitalized term used and not otherwise defined in this Consent has the definition specified in the Credit Agreement described below.

WITNESSETH:

WHEREAS, the Borrower, the Administrative Agent and the Lenders party thereto have entered into that certain Credit Agreement dated as of April 20, 2010 (the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility with a letter of credit sublimit;

WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”) dated as of April 19, 2011 by and among DPL Inc., an Ohio corporation and the parent company of the Borrower (the “Parent”), The AES Corporation, a Delaware corporation (“AES”), and Dolphin Sub, Inc., an Ohio corporation and a wholly-owned subsidiary of AES (the “Merger Sub”), the Parent will be merged with and into the Merger Sub with the Parent surviving the Merger as a wholly-owned subsidiary of AES (such merger, the “Merger”);

WHEREAS, the Borrower has requested that the Administrative Agent and the Required Lenders consent to, and waive any Event of Default that would otherwise result from, the “Change of Control” resulting from the closing of the Merger, and the Administrative Agent and the Required Lenders are willing to grant such consent and waiver on the terms and conditions contained in this Consent; and

WHEREAS, pursuant to Section 10.01 of the Credit Agreement, this Consent shall be effective when signed by the Borrower and the Required Lenders and acknowledged by the Administrative Agent;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.                                       Limited Consent and Waiver.   Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties of the Borrower made herein, the Administrative Agent and each of the Lenders hereby consent to, and waive any Event of Default that would otherwise result from, the “Change of Control” resulting from the closing of the Merger; provided that the Merger is consummated substantially in accordance with the Merger Agreement provided to the Administrative Agent and the Lenders prior to the date hereof.

2.                                       Effectiveness; Conditions Precedent.  The effectiveness of this Consent and the consent provided in Section 1 are subject to the satisfaction of the following conditions precedent:

(a)                                  The Administrative Agent shall have received original counterparts of this Consent, duly executed by the Borrower, the Administrative Agent and the Required Lenders. The Administrative Agent’s execution of this Consent shall constitute the acknowledgement required by Section 10.01 of the Credit Agreement.

(b)                                 All fees and expenses payable by the Borrower to the Administrative Agent and the Lenders pursuant to the Credit Agreement (including the reasonable fees and expenses of counsel to the Administrative Agent) to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3.                                       Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Consent, the Borrower represents and warrants to the Administrative Agent and such Lenders as follows:

(a)                                  The representations and warranties made by it in Article V of the Credit Agreement are true and correct in all material respects on and as of the date hereof, except that (i) if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty shall be required to be true and correct in all respects, (ii) to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (except that if a qualifier relating to materiality, Material Adverse Effect or a similar concept applies, such representation or warranty shall be required to be true and correct in all respects), and (iii) the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement;

(b)                                 Since the date of the most recent financial reports of the Borrower delivered pursuant to Section 6.01 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has had or could reasonably be expected to have a Material Adverse Effect;

(c)                                  This Consent has been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, except as may be limited by general principles of equity or public policy or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(d)                                 No Default or Event of Default has occurred and is continuing or will exist after giving effect to this Consent.

4.                                       Entire Agreement.  This Consent, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations

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and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Consent may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

5.                                       Full Force and Effect of Loan Documents.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

6.                                       Counterparts.  This Consent may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Consent by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Consent.

7.                                       Governing Law.  This Consent shall in all respects be governed by, and construed in accordance with, the laws of the State of New York.

8.                                       Enforceability.  Should any one or more of the provisions of this Consent be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.                                       References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated.

10.                                 Successors and Assigns.  This Consent shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent, each Lender and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

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IN WITNESS WHEREOF, the parties hereto have caused this Limited Consent and Waiver to be executed as of the date first above written.

BORROWER:

THE DAYTON POWER AND LIGHT COMPANY

By:
Name:
Title:

LIMITED CONSENT AND WAIVER

Signature Page

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

LIMITED CONSENT AND WAIVER

Signature Page

LENDERS:

BANK OF AMERICA, N.A.,
as a Lender

By:
Name:
Title:

LIMITED CONSENT AND WAIVER

Signature Page

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

LIMITED CONSENT AND WAIVER

Signature Page

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name:
Title:

LIMITED CONSENT AND WAIVER

Signature Page

FIFTH THIRD BANK,
as a Lender

By:
Name:
Title:

LIMITED CONSENT AND WAIVER

Signature Page

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:
Name:
Title:

LIMITED CONSENT AND WAIVER

Signature Page